EXHIBIT 10-A
------------
(Carlyle-XIV)

                                  EXHIBIT B
                                  ---------

                     ASSIGNMENT OF PARTNERSHIP INTEREST
                     ----------------------------------

      THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "Assignment"), is made as of this 10th day of March, 1999 by and between the Federal Deposit Insurance Corporation in its capacity as Receiver of Central National Bank (the "Assignor") and 14-15 Office Associates, L.P., a limited partnership (the "Assignee").

      WHEREAS, the Assignor is the holder of a 99% limited partnership interest (the "Partnership Interest") in P-C 900 Third Associates, a New York limited partnership (the "Partnership");

      WHEREAS, the Partnership is governed by the provisions of an Agreement of Limited Partnership dated February 26, 1986 (the "Partnership Agreement");

      WHEREAS, Assignor and 900 3rd Avenue Associates ("Associates") exchanged certain correspondence, dated April 22, 1996, as modified and amended thereafter, relating to, among other things, the transfer of Assignor's rights in the Partnership and certain releases to be made by the parties thereto (the "Letter"); and

      WHEREAS, the parties hereto agree that the Letter is of no further and effect and is merged into this Assignment and the Mutual Release being executed contemporaneously herewith, by and between Assignor and Assignee.

      NOW, THEREFORE, FOR AND IN CONSIDERATION of the payment to the Assignor of Three Hundred Thousand Dollars ($300,000) and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each party, the parties agree as follows:

      Section 1.  ASSIGNMENT; RELEASE.

      The Assignor hereby assigns to the Assignee and the Assignee hereby accepts from the Assignor, (a) all of the Assignor's right, title and interest in the Partnership, including without limitation, the Partnership Interest, and all of Assignor's interest in the Partnership's capital, profits and distributions and (b) any and all right, title, and interest which the Assignor has under the provisions of New York limited partnership law or any other applicable law, the Partnership Agreement, or in and to any of the Partnership's assets, with respect to the Partnership Interest or other interests so assigned ('(a)' and '(b)' collectively, the "Assigned Interests"); and Assignor and Assignee are exchanging releases.

      Section 2.  REPRESENTATIONS.

      2.1 BY ASSIGNOR. To induce the Assignee to accept such delivery of this Assignment, the Assignor hereby represents and warrants to the Assignee that, on the date hereof and at the time of such delivery:

            (a) Assignor is the legal and equitable owner of the Assigned Interests, free and clear of all liens, charges, claims, defenses, encumbrances and security interests of every kind and natures;

            (b) the Partnership Agreement heretofore delivered to the Assignee is a true, correct and complete copy of the Partnership Agreement in effect on the date hereof;

            (c) the execution, delivery and performance of this Agreement has been duly authorized by Assignor and the person signing on behalf of Assignor has been authorized to do so; [proof of authority to be delivered at time of execution] and

            (d) No consent or approval of any third party is necessary for the validity of the background made hereunder; and

            (e) Assignor has not heretofore assigned or transferred or purported to assign or transfer to any person, firm or corporation or other entity whomsoever the Assigned Interests or any interest therein.

      2.2 BY ASSIGNEE. The Assignee hereby represents and warrants to the Assignor (a) that the Partnership Interest is being acquired for investment for the Assignee's own account and not with a view to offering it for sale or otherwise to distributing it, after or in connection with such assignment to it, and (b) that the Assignee has read and agrees to be bound by the Partnership Agreement.

      2.3 BY ASSIGNOR AND ASSIGNEE. Neither Assignor nor Assignee is relying on any representations made by the other or by anyone purporting to act on behalf of the other as to any matters which might influence or affect the decision to execute this Assignment, except those representations and warranties which are specifically set forth herein.

      Section 3.  INDEMNIFICATION.

      3.1 BY ASSIGNOR. The Assignor shall defend, indemnify and hold harmless the Assignee against and from any and all liability, claim of liability or expense arising out of any failure of the Assignor's representation contained in the provisions of Section 2 to be true, accurate and complete in all material respects.

      3.2 BY ASSIGNEE. The Assignee hereby agrees to indemnify the Assignor against any expense incurred by it in connection with the Assignee's admission and substitution as a Partner (including, by way of example rather than of limitation, any such expense incurred in preparing and filing for record any amendment of the Partnership Agreement or the Partnership's Certificate of Limited Partnership), and any other instrument, if necessitated by such admission and substitution. The Assignee shall defend, indemnify and hold harmless the Assignor against and from any and all liability, claim of liability or expense arising out of any failure of the Assignee's representation contained in the provisions of
Section 2 to be true, accurate and complete in all material respects.

      Section 4. FURTHER ASSURANCES. The parties hereto agree that they will cooperate with each other and will execute and deliver, or cause to be delivered, all such other instruments, and will take all such other actions, as either party hereto may reasonably request from time to time in order to effectuate the provisions hereof.

      Section 5.  MISCELLANEOUS.

      5.1 BINDING EFFECT. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      5.2 EXECUTION IN COUNTERPARTS. This Assignment may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Assignment, taken together will be deemed to be but one and the same instrument.

      5.3 AMENDMENT. Neither this Assignment nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

      5.4 GOVERNING LAW. This Assignment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

      5.5 INTEGRATION. This Assignment and the Mutual Release being executed by the parties contemporaneously herewith comprise the complete and integrated agreement of the parties on the subject matter hereof and supersede all prior agreements, written or oral, including without limitation, the Letter Agreement, on the subject matter hereof.

      5.6 NO AGENCY, PARTNERSHIP OR JOINT VENTURE. Assignee is not the agent or representative of Assignor, and Assignor is not the agent or representative of Assignee. Assignor and Assignee intend and agree that the relationship created by this Assignment is and shall be solely that of assignor and assignee.

      5.7 JURISDICTION; VENUE. Assignor and Assignee irrevocably and unconditionally (a) agree that any suit, action or other legal proceeding arising out of this Assignment may be brought in the courts of record of the State of New York or the courts of the United States located in the State of New York; (b) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts. In any action hereunder, Assignor and Assignee each waive the right to demand a trial by jury.

      5.8 SURVIVAL. The representations and warranties of Assignor contained herein shall survive.

      IN WITNESS WHEREOF, each party hereto has executed and sealed this Assignment the day and year first above written.


                        FEDERAL DEPOSIT INSURANCE CORPORATION,
                        in its capacity as Receiver of Central
                        National Bank


                        By:___________________________________(SEAL)

                        Its:___________________________________


                        14-15 OFFICE ASSOCIATES, L.P.,
                        an Illinois limited partnership

                        By:   900 3rd Avenue Corporation,
                              its general partner

                              By:__________________________________
                              Name:_______________________________
                              Title:________________________________